As filed with the Securities and Exchange Commission on November 9, 1998
                                                      Registration No. 333-63423
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        ---------------------------------
                              HERCULES INCORPORATED
                                HERCULES TRUST I
                                HERCULES TRUST II
                               HERCULES TRUST III
                                HERCULES TRUST IV
     (EXACT NAME OF EACH REGISTRANT AS SPECIFIED IN ITS RESPECTIVE CHARTER)

           DELAWARE                                     51-0023450
           DELAWARE                                     51-6510396
           DELAWARE                                     51-6510397
           DELAWARE                                     51-6510398
           DELAWARE                                     51-6510399
(STATE OR OTHER JURISDICTION OF
 INCORPORATION OR ORGANIZATION)            (I.R.S. EMPLOYER IDENTIFICATION NOS.)

                                 HERCULES PLAZA
                            1313 NORTH MARKET STREET
                         WILMINGTON, DELAWARE 19894-0001
                             TELEPHONE: 302-594-5000
     (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE
                OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                         ------------------------------

Israel J. Floyd, Esquire                  Copy to:
Secretary
Hercules Incorporated                     Justin P. Klein, Esquire
Hercules Plaza                            Ballard Spahr Andrews & Ingersoll, LLP
1313 North Market Street                  1735 Market Street, 51st Floor
Wilmington, DE 19894-0001                 Philadelphia, PA 19103
Telephone: 302-594-5128                   Telephone: 215-864-8606
 (Agent for service)

                              ------------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

      THE WITHIN PROSPECTUS RELATES TO SECURITIES REGISTERED HEREUNDER AND TO THE UNSOLD DEBT SECURITIES REGISTERED BY HERCULES UNDER REGISTRATION STATEMENT NO. 333-29225.

                                EXPLANATORY NOTE

      The purpose of this Post-Effective Amendment No. 1 is to add Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on November 9, 1998.

                                    HERCULES INCORPORATED


                                    By: /s/ R. Keith Elliott
                                        ---------------------------
                                        R. Keith Elliott, Chairman
                                        and Co-Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signature                       Capacity                         Date
    ---------                       --------                         ----

/s/ R. Keith Elliott    Director, Principal Executive Officer   November 9, 1998
----------------------- (Chairman and Co-Chief Executive
R. Keith Elliott        Officer)

        *               Principal Financial Officer             November 9, 1998
----------------------- (Senior Vice President and
George MacKenzie        Chief Financial Officer)


        *               Principal Accounting Officer            November 9, 1998
----------------------- (Vice President and Controller)
Vikram Jog

        *               Director                                November 9, 1998
-----------------------
Vincent J. Corbo

        *               Director                                November 9, 1998
-----------------------
Richard M. Fairbanks

        *               Director                                November 9, 1998
-----------------------
Edith E. Holiday

        *               Director                                November 9, 1998
-----------------------
Robert G. Jahn

        *               Director                                November 9, 1998
-----------------------
Gaynor N. Kelley

        *               Director                                November 9, 1998
-----------------------
Ralph L. MacDonald, Jr.

    Signature                       Capacity                         Date
    ---------                       --------                         ----

        *               Director                                November 9, 1998
------------------
H. Eugene McBrayer

        *               Director                                November 9, 1998
------------------
Peter McCausland

        *               Director                                November 9, 1998
------------------
Paula A. Sneed


*By: /s/ Israel J. Floyd
------------------------
(Israel J. Floyd as attorney-in-fact
for the persons indicated)

    Signature                       Capacity                         Date
    ---------                       --------                         ----

                        Director                               November __, 1998
------------------
William R. Cook

                        Director                               November __, 1998
------------------
John G. Drosdick

                        Director                               November __, 1998
------------------
Alan R. Hirsig

                        Director                               November __, 1998
------------------
John A.H. Shober

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Hercules Trust I, Hercules Trust II, Hercules Trust III and Hercules Trust IV certify that they have reasonable grounds to believe that they meet all the requirements for filing on Form S-3 and have duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Wilmington, State of Delaware, on November 9, 1998.

      Hercules Trust I

      By: Hercules Incorporated, as Sponsor

          By: /s/ R. Keith Elliott
              ------------------------------------
              Name: R. Keith Elliott
              Title: Chairman and Co-Chief
                     Executive Officer

      Hercules Trust II


          By: /s/ R. Keith Elliott
              ------------------------------------
              Name: R. Keith Elliott
              Title: Chairman and Co-Chief
                     Executive Officer

      Hercules Trust III

      By: Hercules Incorporated, as Sponsor

          By: /s/ R. Keith Elliott
              ------------------------------------
              Name: R. Keith Elliott
              Title: Chairman and Co-Chief
                     Executive Officer

      Hercules Trust IV

      By: Hercules Incorporated, as Sponsor

          By: /s/ R. Keith Elliott
              ------------------------------------
              Name: R. Keith Elliott
              Title: Chairman and Co-Chief
                     Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    EXHIBITS

                                       TO

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3



                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933





                              HERCULES INCORPORATED
                                HERCULES TRUST I
                                HERCULES TRUST II
                               HERCULES TRUST III
                                HERCULES TRUST IV

                                  EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

1.1+ Form of Underwriting Agreement (Senior Debt Securities, Subordinated Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Warrants)

1.2+     Form of Underwriting Agreement (Trust Preferred Securities)

1.3+     Form of Underwriting Agreement (Purchase Contracts)

2.1 Agreement and Plan of Merger, dated as of July 30, 1998, by and among BetzDearborn Inc., Hercules Incorporated and Water Acquisition Co. (incorporated by reference to Exhibit 2.1 of BetzDearborn's Current Report on Form 8-K, dated July 30, 1998)

4.1 Restated Certificate of Incorporation of Hercules Incorporated as revised and amended July 6, 1988 (incorporated by reference to Exhibit 3-A of the Company's Annual Report on Form 10-K, filed March 26, 1993)

4.1a** Certificate of Amendment to the Restated Certificate of Incorporation of Hercules Incorporated as revised and amended October 24, 1995

4.2** Form of Senior Debt Indenture between the Company and The Chase Manhattan Bank, as Trustee

4.3** Form of Subordinated Debt Indenture between the Company and The Chase Manhattan Bank, as Trustee

4.4** Form of Junior Subordinated Debenture Indenture between the Company and The Chase Manhattan Bank, as Trustee

4.5**    Certificate of Trust of Hercules Trust I

4.6**    Certificate of Trust of Hercules Trust II

4.7**    Certificate of Trust of Hercules Trust III

4.8**    Certificate of Trust of Hercules Trust IV

4.9**    Trust Agreement of Hercules Trust I

4.10**   Trust Agreement of Hercules Trust II

4.11**   Trust Agreement of Hercules Trust III

4.12**   Trust Agreement of Hercules Trust IV

4.13**   Form of Amended and Restated Trust Agreement of Hercules Trust I

4.14**   Form of Amended and Restated Trust Agreement of Hercules Trust II

4.15**   Form of Amended and Restated Trust Agreement of Hercules Trust III

4.16**   Form of Amended and Restated Trust Agreement of Hercules Trust IV

4.17+    Form of Senior Debt Security

4.18+    Form of Subordinated Debt Security

4.19+    Form of Junior Subordinated Debenture

4.20**   Form of Hercules Common Stock Certificate

4.21+    Form of Hercules Preferred Stock Certificate

4.22+    Form of Deposit Agreement

4.23+    Form of Warrant Agreement

4.24**   Form of Trust Preferred Security of Hercules Trust I (included in
         Exhibit 4.13)

4.25**   Form of Trust Preferred Security of Hercules Trust II (included in
         Exhibit 4.14)

4.26**   Form of Trust Preferred Security of Hercules Trust III (included in
         Exhibit 4.15)

4.27**   Form of Trust Preferred Security of Hercules Trust IV (included in
         Exhibit 4.16)

4.28** Form of Preferred Securities Guarantee Agreement with respect to Hercules Trust I

4.29** Form of Preferred Securities Guarantee Agreement with respect to Hercules Trust II

4.30** Form of Preferred Securities Guarantee Agreement with respect to Hercules Trust III

4.31** Form of Preferred Securities Guarantee Agreement with respect to Hercules Trust IV

4.32+ Form of Purchase Contract between Hercules and the Purchase Contract Agent named therein

4.33+    Form of Purchase Unit

4.34+ Form of Pledge Agreement between Hercules and the Collateral Agent and Purchase Contract Agent named therein

5.1** Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding the legality of the securities being registered by the Company

5.2** Opinion of Richards, Layton & Finger, P.A. regarding the legality of the securities being registered by Hercules Trust I

5.3** Opinion of Richards, Layton & Finger, P.A. regarding the legality of the securities being registered by Hercules Trust II

5.4** Opinion of Richards, Layton & Finger, P.A. regarding the legality of the securities being registered by Hercules Trust III

5.5** Opinion of Richards, Layton & Finger, P.A. regarding the legality of the securities being registered by Hercules Trust IV

10.1 Credit Agreement dated as of October 15, 1998, among the Company and NationsBank N.A., as Administrative Agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated October 15, 1998)

12.1**   Statement re Computation of ratio of earnings to fixed charges

23.1**   Consent of PricewaterhouseCoopers, LLP

23.2**   Consent of Ernst & Young LLP

23.3**   Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit
         5.1)

23.4**   Consent of Richards, Layton & Finger (included in Exhibits 5.2, 5.3,
         5.4 and 5.5)

24.1**   Powers of Attorney (included on signature page)

24.2** Powers of Attorney for the Company, as Sponsor, to sign the Registration Statement on behalf of Hercules Trust I, Hercules Trust II, Hercules Trust III and Hercules Trust IV (included in Exhibits 4.9, 4.10, 4.11 and 4.12 respectively)

25.1** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Senior Debt Indenture

25.2** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Subordinated Debt Indenture

25.3** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Junior Subordinated Debenture Indenture

25.4** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee with respect to the Amended and Restated Trust Agreement of Hercules Trust I

25.5** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee with respect to the Amended and Restated Trust Agreement of Hercules Trust II

25.6** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee with respect to the Amended and Restated Trust Agreement of Hercules Trust III

25.7** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee with respect to the Amended and Restated Trust Agreement of Hercules Trust IV

25.8** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of Hercules Trust I

25.9** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of Hercules Trust II

25.10** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of Hercules Trust III

25.11** Form T-1, Statement of Eligibility of Trustee of The Chase Manhattan Bank, as Trustee under the Preferred Securities Guarantee of the Company with respect to the Preferred Securities of Hercules Trust IV

99.1 Item 1. Description of Business included on pages 2 through 8 and Pending Legal Proceedings included on pages 12 through 13 in the Annual Report on Form 10-K of BetzDearborn Inc. for the fiscal year ended December 31, 1997 (previously filed with the Commission on March 9, 1998, as amended on March 30, 1998, Commission File No. 000-2085, and incorporated by reference herein) and Part II, Item 1, Legal Proceedings included on Form 10-Q of BetzDearborn Inc. for the quarter ended March 31, 1998 (previously filed with the Commission on May 15, 1998, Commission File No. 000-2085, and incorporated herein by reference).


----------
  +   To be filed by amendment or under a subsequent Current Report on Form 8-K.
**    Previously filed.